Exhibit 99.1

OptimizeRx Reports Strong Fourth Quarter and Full Year 2023 Financial Results

-	Q4 revenue of $28.4 million, increasing 44% year-over-year
-	Q4 gross profit increased 43% year-over-year to $17.8 million with gross margins coming in at 63% for both periods
-	Acquired Healthy Offers, Inc. (dba Medicx Health), a leading healthcare consumer-focused omnichannel marketing and analytics company that significantly expands our footprint with consumers and patients
-	Meaningfully increased our DAAP footprint: 24 DAAP deals in 2023 compared to six deals in 2022

Waltham, MA. – April 16, 2024 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, reported results for the fourth quarter and full year ended December 31, 2023.

	Twelve Months Ended December 31,
Key Performance Indicators (KPIs)*	2023	2022
Average revenue per top 20 pharmaceutical manufacturer	$2,566,832	$2,136,746
Percent of top 20 pharmaceutical manufacturers that are customers	90%	90%
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	65%	62%
Net revenue retention	105%	90%
Revenue per average full-time employee	$586,242	$606,312

Will Febbo, OptimizeRx CEO commented, “Q4 of 2023 ended strongly, setting the Company up well for 2024. Our revenue for the quarter exceeded expectations, reaching $28.4 million, a 44% increase year-over-year. This was fueled by organic growth through our Dynamic Audience Activation Platform (DAAP) and a two-month contribution from the Medicx Health acquisition. Notably, our core HCP business saw an over 30% growth compared to Q4 2022.

I’m extremely proud of everything we accomplished last year. DAAP deals quadrupled to 24, aligning with our strategic goals and providing a solid revenue base and momentum for 2024. Meanwhile, the acquisition of Medicx Health merged a leading Direct-to-Consumer (DTC) audience activation and messaging execution business with our HCP-focused, omnichannel, digital point-of-care pharma marketing business, unlocking new markets and cross-selling opportunities.

Additionally, we successfully completed our operational realignment to focus on core business lines and streamlining our operations to align with our profitable growth strategy.”

Financial Highlights

●	Revenue in the fourth quarter of 2023 increased 44% to $28.4 million, from $19.7 million in the same period of 2022, with the full year revenue coming in at $71.5 million, a 15% increase when compared to the same year-ago period.

●	Gross profit in the fourth quarter of 2023 increased 43% year-over-year to $17.8 million. Gross profit for the full year came in at $42.9 million.

●	GAAP net loss totaled $(4.1) million or $(0.23) per basic and diluted share in the fourth quarter and totaled $(17.6) million or $(1.03) per basic and diluted share for the full year.

●	Non-GAAP net income in the fourth quarter totaled $4.6 million or $0.26 per fully diluted shares outstanding and came in at $4.4 million or $0.26 per fully diluted shares outstanding for the full year (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	Adjusted EBITDA for the fourth quarter came in at $5.8 million a 50% increase from the $3.9 million we recognized during the same year-ago period. Adjusted EBITDA for the full year came in at $3.6 million.

Financial Outlook

For the full year 2024, the Company is reiterating its 2024 guidance and expects revenue to be at least $100 million with an Adjusted EBITDA of at least $11 million.

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share or non-GAAP EPS, Adjusted EBITDA, all of which are non-GAAP financial measures.

The Company defines non-GAAP net income (loss) as GAAP net income (loss) with an adjustment to add back depreciation, amortization, amortization of debt issuance costs, stock-based compensation, acquisition expenses, severance expense related to a reduction in force, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and deferred income taxes. Non-GAAP EPS is defined as non-GAAP net income (loss) divided by the number of weighted average shares outstanding on a diluted basis. Adjusted EBITDA is defined as GAAP net income (loss) with an adjustment to add back depreciation, amortization, interest, stock-based compensation, acquisition expenses, severance expense related to a reduction in force, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and deferred income taxes. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s business operating results over different periods of time.

The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net income (loss), non-GAAP EPS and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of Non-GAAP to GAAP Financial Measures,” included below, provides a reconciliation of Non-GAAP net income, Non-GAAP EPS and Adjusted EBITDA for the fourth quarter and full year ended December 31, 2023 and 2022. Although the Company provides guidance for Adjusted EBITDA, it is not able to provide guidance to the most directly comparable GAAP measures. Reconciliations for forward-looking figures would require unreasonable efforts at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: Top 20 pharmaceutical manufacturers are based on Fierce Pharma’s “The top 20 pharma companies by 2022 revenue.” We previously used “The top 20 pharma companies by 2020 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent period.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over two million of U.S. healthcare providers and millions of their patients through an intelligent technology platform embedded within a proprietary digital point-of-care network, OptimizeRx helps patients start and stay on their medications.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance, expected revenues, expected Adjusted EBITDA and prospects. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, seasonal trends, our ability to maintain our contracts with electronic prescription platforms, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERx CORPORATION

CONSOLIDATED BALANCE SHEETS

	December 31,
	2023	2022
ASSETS
Current Assets
Cash and cash equivalents	$13,852,456	$18,208,685
Short-term investments	—	55,931,821
Accounts receivable, net of allowance for credit losses of $239,172 and $352,043 at December 31 2023 and 2022, respectively	36,253,214	22,155,301
Taxes receivable	1,035,754	—
Prepaid expenses and other	3,189,468	2,280,828
Total Current Assets	54,330,892	98,576,635
Property and equipment, net	149,407	137,448
Other Assets
Goodwill	78,357,074	22,673,820
Patent rights, net	6,184,742	1,940,178
Technology assets, net	9,012,756	7,702,895
Tradename and customer relationships, net	34,198,084	3,379,838
Operating lease right-of-use assets	572,895	235,320
Security deposits and other assets	568,048	5,051
Total Other Assets	128,893,599	35,937,102
TOTAL ASSETS	$183,373,898	$134,651,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$2,000,000	$—
Accounts payable – trade	2,227,177	1,549,979
Accrued expenses	7,754,781	2,601,246
Revenue share payable	5,505,701	3,990,440
Current portion of lease liabilities	221,625	89,902
Deferred revenue	171,841	164,309
Total Current Liabilities	17,881,125	8,395,876
Non-Current Liabilities
Long-term debt, net	34,230,737	—
Lease liabilities, net of current portion	371,438	144,532
Deferred tax liabilities, net	4,337,424	—
Total Liabilities	56,820,724	8,540,408
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2023 and 2022, respectively	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 19,899,679 and 18,288,571 shares issued at December 31, 2023 and 2022, respectively	19,899	18,289
Treasury stock, $0.001 par value, 1,741,397 and 1,214,398 purchased at December 31, 2023 and 2022, respectively	(1,741)	(1,214)
Additional paid-in-capital	190,792,980	172,785,800
Accumulated deficit	(64,257,964)	(46,692,098)
Total Stockholders’ Equity	$126,553,174	$126,110,777
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$183,373,898	$134,651,185

OPTIMIZERx CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022

Net revenue	$28,368,946	$19,654,457	$71,521,506	$62,450,156
Cost of revenues, exclusive of depreciation and amortization presented separately below	10,527,640	7,200,029	28,621,589	23,483,336
Gross margin	17,841,306	12,454,428	42,899,917	38,966,820

Operating Expenses
Stock-based compensation	2,627,480	4,269,160	13,717,333	15,745,822
Loss on disposal of a business	2,142,319	—	2,142,319	—
Depreciation and amortization	1,006,228	456,545	2,401,628	2,022,029
Impairment charges	6,737,580	—	6,737,580	—
Other sales, general and administrative expenses	16,230,872	8,593,070	44,302,771	33,489,707
Total operating expenses	28,744,479	13,318,775	69,301,631	51,257,558
Loss from operations	(10,903,173)	(864,347)	(26,401,714)	(12,290,738)
Other income (expense)
Interest expense	(1,453,764)	—	(1,453,764)	—
Other income	500,001	—	500,001	—
Interest income	117,608	538,511	2,191,689	852,298
Total other income (expense), net	(836,155)	538,511	1,237,926	852,298
Loss before provision for income taxes	(11,739,328)	(325,836)	(25,163,788)	(11,438,440)
Income tax benefit	7,597,922	—	7,597,922	—
Net loss	$(4,141,406)	$(325,836)	$(17,565,866)	$(11,438,440)
Weighted average number of shares outstanding – basic	17,769,670	17,159,971	17,124,801	17,783,992
Weighted average number of shares outstanding – diluted	17,769,670	17,159,971	17,124,801	17,783,992
Loss per share – basic	$(0.23)	$(0.02)	$(1.03)	$(0.64)
Loss per share – diluted	$(0.23)	$(0.02)	$(1.03)	$(0.64)

OPTIMIZERx CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,565,866)	$(11,438,440)
Adjustments to reconcile net loss to net cash (used in) / provided by operating activities:
Depreciation and amortization	2,401,628	2,022,029
Asset impairment charges	6,737,580	—
Loss on disposal of business	2,142,319	—
Increase in bad debt expense	665,973	363,512
Stock-based compensation	13,717,333	15,745,822
Amortization of debt issuance costs	210,737	—
Change in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(8,712,954)	2,281,773
Prepaid expenses and other assets	(573,333)	2,650,951
Accounts payable	(1,320,150)	943,171
Revenue share payable	1,515,262	(387,776)
Accrued expenses and other liabilities	1,305,164	(301,366)
Deferred tax liabilities	(7,695,374)	—
Deferred revenue	(67,472)	(1,225,598)
NET CASH (USED IN) / PROVIDED BY OPERATING ACTIVITIES	(7,239,153)	10,654,078

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of property and equipment	(87,073)	(81,005)
Proceeds from sale of property and equipment	10,000	—
Cash paid for acquisitions, net of cash acquired	(82,947,264)	(2,000,000)
Proceeds from sale of business	2,540,000	—
Purchase of short-term investments	(162,777,510)	(55,931,821)
Redemptions of short-term investments	218,709,331	—
Capitalized software development costs and other	(784,349)	(163,560)
NET CASH USED IN INVESTING ACTIVITIES	(25,336,865)	(58,176,386)

CASH FLOWS (USED IN ) / PROVIDED BY FINANCING ACTIVITIES:
Proceeds from long-term debt, net of issuance costs	37,730,000	—
Repayment of long-term debt	(1,710,000)	—
Repurchase of common stock	(7,522,426)	(20,024,258)
Proceeds from exercise of stock options, net of cash paid for withholding taxes	(277,785)	1,073,481
NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES	28,219,789	(18,950,777)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(4,356,229)	(66,473,085)
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	18,208,685	84,681,770
CASH AND CASH EQUIVALENTS – END OF PERIOD	$13,852,456	$18,208,685

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$1,212,619	$—
ROU assets obtained in exchange for lease obligations	$459,580	$—
Reduction of EvinceMed purchase price for amounts previously paid	$—	$708,334
Shares issued in connection with acquisition	$12,091,142	$9,374,455
Cash paid for income taxes	$48,222	$—

OPTIMIZERx CORPORATION

RECONCILIATION of NON-GAAP to GAAP FINANCIAL MEASURES

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2023	2022	2023	2022
Net (Loss) Income	$(4,141,406)	$(325,836)	$(17,565,866)	$(11,438,440)
Valuation Allowance reversal	(7,695,374)	—	(7,695,374)	—
Depreciation and amortization	1,006,227	456,545	2,401,627	2,022,029
Stock-based compensation	2,627,480	4,269,160	13,717,333	15,745,822
Asset impairment charges	6,737,580	—	6,737,580	—
Loss on disposal of business	2,142,319	—	2,142,319	—
Severance charges	288,204	—	494,681	—
Other income	(500,001)	—	(500,001)	—
Amortization of debt issuance costs	210,737	—	210,737	—
Acquisition expense	3,901,606	—	4,482,297	19,739
Non-GAAP net income	4,577,372	4,399,869	4,425,333	6,349,150

Non-GAAP net income per share
Diluted	$0.26	$0.25	$0.26	$0.35
Weighted average shares outstanding:
Diluted	17,789,235	17,285,777	17,191,300	18,048,477

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2023	2022	2023	2022
Net (Loss) Income	$(4,141,406)	$(325,836)	$(17,565,866)	$(11,438,440)
Depreciation and amortization	1,006,227	456,545	2,401,627	2,022,029
Stock-based compensation	2,627,480	4,269,160	13,717,333	15,745,822
Asset impairment charges	6,737,580	—	6,737,580	—
Loss on disposal of business	2,142,319	—	2,142,319	—
Severance charges	288,204	—	494,681	—
Acquisition expense	3,901,606	—	4,482,297	19,739
Other income	(500,001)	—	(500,001)	—
Net interest (income) expense	1,336,155	(538,511)	(737,926)	(852,298)
Income tax benefit	(7,597,922)	—	(7,597,922)	—
Adjusted EBITDA	5,800,242	3,861,358	3,574,122	5,496,852